INDEMNITY AGREEMENT REGARDING HAZARDOUS MATERIALS
                            ($75,000,000.00 Loan)

     THIS INDEMNITY AGREEMENT (this "Agreement"), is made as of this 16th day of July, 1998, by WELLSFORD/WHITEHALL PROPERTIES II, L.L.C., a Delaware limited liability company ("Borrower"), and WELLSFORD COMMERCIAL PROPERTIES TRUST, a Maryland real estate investment trust ("Trust"), and WHWEL REAL ESTATE LIMITED PARTNERSHIP, ("WHWEL"; WHWEL and Trust, collectively "Guarantor"), for the benefit of BANKBOSTON, N.A., a national banking association ("BankBoston"), as Administrative Agent for itself, Goldman Sachs Mortgage Company, and certain other lenders which may now or hereafter become parties to the "Loan Agreement" (as hereinafter defined) (BankBoston and such other lenders are hereinafter referred to collectively as the "Lenders").

                            W I T N E S S E T H:

     WHEREAS, Wellsford/Whitehall Holdings, L.L.C. ("Property Owner") is the owner of certain real property more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the "Property Owner Land"; together with all improvements now or hereafter located in, on or under the Property Owner Land, collectively, the "Property Owner Property");

     WHEREAS, Wells Avenue Senior Holdings LLC, a Massachusetts limited liability company ("WASH"), is the owner of certain real property more particularly described on Exhibit B attached hereto and incorporated herein by this reference (the "WASH Land," the WASH Land, together with all improvements now or hereafter located in, on or under the WASH Land, collectively, the "WASH Property"; the Property Owner Property and the WASH Property are hereinafter referred to collectively as the "Property");

     WHEREAS, Wells Avenue Holdings L.L.C., a Delaware limited liability company ("Wells Avenue Holdings"), and WASH Manager, L.L.C, a Delaware limited liability company ("WASH Manager") are the sole members of WASH;

     WHEREAS, Property Owner is the sole member of Wells Avenue Holdings;

     WHEREAS, Borrower is the sole member of Property Owner;

     WHEREAS, Borrower has requested that the Lenders provide financing to Borrower secured by its interests in Property Owner;

     WHEREAS, Lenders have agreed to provide to Borrower a loan in the amount of up to $75,000,000.00 (the "Loan") pursuant to that certain Mezzanine Loan Agreement, dated July ___, 1998 between Lenders, Borrower, Goldman Sachs Mortgage Company, as Co-Arranger and Co-Syndication Agent, and BankBoston, as Administrative Agent, Co-Arranger and Co-Syndication Agent (the "Loan Agreement"), which Loan is evidenced by certain Notes dated July __, 1998 from Borrower to Lenders as described in the Loan Agreement (collectively, together with all amendments, modifications, consolidations, increases, supplements and extensions thereof, the "Note"), and secured by, among other things, that certain Assignment of Member's Interest of even date from Borrower to BankBoston as Administrative Agent (the "Agent") pledging Borrower's membership interest in Property Owner (collectively, together with all amendments or modifications thereof, the "Assignment");

     WHEREAS, as a condition to making the Loan, Lenders require Borrower and Guarantor to provide certain indemnities concerning Hazardous Materials (as hereinafter defined) presently upon, in or under the Property, or hereafter placed or otherwise located thereon or therein;

     WHEREAS, to induce Lenders to make the Loan to Borrower, Borrower and Guarantor have agreed to provide this Agreement for Lenders' benefit.

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lenders, by their acceptance of delivery hereof, and Borrower and Guarantor hereby agree as follows:

     1. Definitions. The definitions set forth below shall apply for purposes of this Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement:

          (a) "Environmental Law" shall mean any federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision, whether now existing or hereinafter enacted, promulgated or issued, with respect to any Hazardous Materials, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C. Section 9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C.
Section 6901 et seq.); (iii) the Toxic Substances Control Act (15 U.S.C. et seq.); (iv) the Clean Water Act (33 U.S.C. Section 1251 et seq.); (v) the Clean Air Act (42 U.S.C. Section 7401 et seq.); (vi) the Safe Drinking Water Act (21 U.S.C. Section 349; 42 U.S.C. Section 201 and Section 300f et seq.);
(vii) the National Environmental Policy Act of 1969 (42 U.S.C. Section 4321);
(viii) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); (ix) the Uncontrolled Hazardous Substance Sites Law, 38 M.R.S.A. Section 1361 et seq., as applicable; (x) the Hazardous Matter Control Law, 38 M.R.S.A.
Section 1317, et seq., as applicable; (xi) the Maine Hazardous Waste, Septage and Solid Waste Management Act, 38 M.R.S.A. Section 1301 et seq., as applicable; (xii) the Reduction of Toxics Use, Waste and Release Law, 38 M.R.S.A. Section 2301 et seq., as applicable; and (xiii) the Site Location of Development Law, 38 M.R.S.A. Section 481 et seq., as applicable.

          (b) "Hazardous Materials" shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law. Without limiting the generality of the foregoing, the term shall mean and include:

               (i) "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder;

               (ii) "hazardous waste" as defined in the Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;

               (iii) "hazardous materials" as defined in the Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder; and

               (iv) "chemical substance or mixture" as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder.

          (c) "Indemnified Parties" shall mean each of the Lenders, their respective parents, subsidiaries and affiliates, each of their respective shareholders, directors, officers, employees and agents, and the successors and assigns of any of them; and "Indemnified Party" shall mean any one of the Indemnified Parties.

          (d) "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment.

          (e) "Threat of Release" shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

     2. Indemnity Agreement. Borrower and Guarantor, each jointly and severally, covenant and agree, at their sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts acceptable to Lenders) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property and, and arising directly or indirectly from or out of: (A) the Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Borrower, first occurring prior to the payment in full of the Obligations; (B) the violation of any Environmental Laws relating to or affecting the Property or the Borrower, whether or not caused by or within the control of Borrower, first occurring prior to the payment in full of the Obligations; (C) the failure of Borrower or Guarantor to comply fully with the terms and conditions of this Agreement; (D) the violation of any Environmental Laws in connection with other real property of Borrower which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws, first occurring prior to the payment in full of the Obligations; or (E) the enforcement of this Agreement, including, without limitation, (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas, (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and
(iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. Borrower's and Guarantor's obligations hereunder are separate and distinct from Borrower's and Guarantor's obligations under the "Loan Documents" (as hereinafter defined), and Lenders' and the other Indemnified Parties' rights under this Agreement shall be in addition to all rights of Agent and Lenders under the Security Documents, the Note, the Loan Agreement and under any other documents or instruments evidencing, securing or relating to the Loan (the Security Documents, the Note, the Loan Agreement and such other documents or instruments, as amended or modified from time to time, being herein referred to as the "Loan Documents"), and payments by Borrower or Guarantor under this Agreement shall not reduce Borrower's or Guarantor's obligations and liabilities under any of the Loan Documents.

     3.   Survival.

          (a) The indemnity set forth above in Paragraph 2 shall survive the repayment of the Loan and any exercise of any remedies under the Security Documents, including without limitation, any remedy in the nature of foreclosure, and shall not merge with any assignment or conveyance given by Borrower to Agent or Lenders in lieu of foreclosure.

          (b) It is agreed and intended by Borrower, Guarantor and Lenders that the indemnity set forth above in Paragraph 2 may be assigned or otherwise transferred by each Lender to its successors and assigns and to any subsequent purchaser of all or any portion of the Collateral or Property by, through or under Agent or Lenders, without notice to Borrower or Guarantor and without any further consent of Borrower or Guarantor. To the extent consent of any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Borrower and Guarantor in order to maximize the extent and effect of the indemnity given hereby.

     4. No Waiver. The liabilities of Borrower and Guarantor under this Agreement shall in no way be limited or impaired by, and Borrower and Guarantor hereby consent to and agree to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Lenders by Borrower or Guarantor or any person who succeeds Borrower as owner of any portion of the Collateral or Property Owner as owner of the Property. In addition, notwithstanding any terms of any of the Loan Documents to the contrary, the liability of Borrower and Guarantor under this Agreement shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Loan Documents; (ii) any sale, assignment or foreclosure of the Note or the Security Documents or any sale or transfer of all or part of the Collateral or the Property; (iii) any exculpatory provision in any of the Loan Documents limiting Lenders' recourse to property encumbered by the Security Documents or to any other security, or limiting Lenders' rights to a deficiency judgment against Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower or Guarantor under any of the Loan Documents; (v) the release of Borrower or Guarantor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law, Lenders' voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for the Note; or (vii) Lenders' failure to record the Security Documents or file any UCC-1 financing statements (or Lenders' improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Borrower or Guarantor and with or without consideration.

     5. Waiver by Borrower. BORROWER AND GUARANTOR WAIVE ANY RIGHT OR CLAIM OF RIGHT TO CAUSE A MARSHALING OF BORROWER'S OR GUARANTOR'S ASSETS OR TO CAUSE LENDERS TO PROCEED AGAINST ANY OF THE SECURITY FOR THE LOAN BEFORE PROCEEDING UNDER THIS AGREEMENT AGAINST BORROWER AND GUARANTOR OR TO PROCEED AGAINST BORROWER AND GUARANTOR IN ANY PARTICULAR ORDER. BORROWER AND GUARANTOR AGREE THAT ANY PAYMENTS REQUIRED TO BE MADE HEREUNDER SHALL BECOME DUE ON DEMAND. BORROWER AND GUARANTOR EXPRESSLY WAIVE AND RELINQUISH ALL RIGHTS AND REMEDIES (INCLUDING ANY RIGHTS OF SUBROGATION) ACCORDED BY APPLICABLE LAW TO INDEMNITORS.

     6. Delay. No delay on Lenders' part in exercising any right, power or privilege under any of the Loan Documents shall operate as a waiver of any privilege, power or right hereunder.

     7. Releases. Any one or more of Borrower and Guarantor or any other party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.

     8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of the said counterparts.

     9. Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement shall be given in the manner provided in the Loan Agreement.

     10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     11. Binding Effect. Except as herein provided, this Agreement shall be binding upon Borrower and Guarantor and their respective successors, successors-in-title and assigns, and shall inure to the benefit of Lenders, the other Indemnified Parties, and their respective successors and assigns. Notwithstanding the foregoing, Borrower and Guarantor, without the prior written consent of Lenders in each instance, may not assign, transfer or set over to another, in whole or in part, all or any part of its or their benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof.

     12. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). BORROWER AND GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND (B) WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, OR (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM (INCLUDING FEDERAL) WITHIN THE STATE OF NEW YORK. BORROWER AND GUARANTOR AGREE THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AND GUARANTOR AT THE ADDRESSES SET FORTH IN THE LOAN AGREEMENT, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDERS FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST BORROWER OR GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF BORROWER, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF BORROWER, AND GUARANTOR AND LENDERS HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY BORROWER AND GUARANTOR TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK.

     13. Recourse. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the obligations of WHWEL Real Estate Limited Partnership under this Agreement whether arising under this Agreement or otherwise in connection with any of the Loan Documents, shall be without recourse to any limited partner of WHWEL Real Estate Limited Partnership and no such person shall have any liability with respect thereto.

     IN WITNESS WHEREOF, Borrower and Guarantor have caused this Agreement to be executed under seal as of the day and year first written above.


                         BORROWER:

                         WELLSFORD WHITEHALL PROPERTIES II, L.L.C., a
                         Delaware limited liability company

                              By: Wellsford Commercial Properties Trust, a Maryland real estate investment trust, its manager

                                 By: /s/ Gregory F. Hughes
                                     -------------------------------
                                 Name:  Gregory F. Hughes
                                 Title: CFO & Treasurer









                  [SIGNATURES CONTINUED ON FOLLOWING PAGE]
                                    GUARANTOR:

                                    WELLSFORD COMMERCIAL PROPERTIES TRUST, a
                                    Maryland real estate investment trust


                                    By: /s/ Gregory F. Hughes
                                        ---------------------------
                                    Name:  Gregory F. Hughes
                                    Title: CFO & Treasurer









                  [SIGNATURES CONTINUED ON FOLLOWING PAGE]
                                    WHWEL REAL ESTATE LIMITED PARTNERSHIP

                                    By:WHATR Gen-Par, Inc., General Partner


                                       By: /s/ Alan S. Kava
                                           ---------------------------
                                       Name:  Alan S. Kava
                                       Title: Vice President